UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2021

ACRES Commercial Realty Corp.

(Exact name of registrant as specified in its charter)

Maryland	1-32733	20-2287134
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

865 Merrick Avenue, Suite 200 S
Westbury, NY		11590
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 516-535-0015

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ACR	New York Stock Exchange
8.625% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock	ACRPrC	New York Stock Exchange
7.875% Series D Cumulative Redeemable Preferred Stock	ACRPrD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 9, 2021, ACRES Commercial Realty Corp. (the “Company”) held its 2021 Annual Meeting of Stockholders at which its stockholders: (i) elected nine directors: Messrs. Andrew Fentress, Mark S. Fogel, William B. Hart, Gary Ickowicz, Steven J. Kessler, Murray S. Levin and P. Sherrill Neff and Mses. Karen Edwards and Dawanna Williams to serve until the next annual meeting of stockholders in 2022; (ii) approved, in an advisory vote, the compensation of the Company’s named executive officers; (iii) approved the Company’s Third Amended and Restated Omnibus Equity Compensation Plan, (iv) approved the Company’s Manager Incentive Plan and (v) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

The voting results were as follows:

Election of Directors	Shares For	Shares Against	Abstentions	Broker Non-Votes
Ms. Edwards	4,357,557	85,910	15,092	2,361,529
Mr. Fentress	4,338,756	104,354	15,449	2,361,529
Mr. Fogel	4,344,176	99,636	14,747	2,361,529
Mr. Hart	4,254,331	190,534	13,694	2,361,529
Mr. Ickowicz	4,306,526	137,106	14,927	2,361,529
Mr. Kessler	4,207,589	236,347	14,623	2,361,529
Mr. Levin	3,972,940	470,907	14,712	2,361,529
Mr. Neff	4,301,161	142,777	14,621	2,361,529
Ms. Williams	4,311,151	133,212	14,196	2,361,529

A proposal to approve, in an advisory vote, the compensation of the Company’s named executive officers:

Shares For	Shares Against	Abstentions	Broker Non-Votes
4,093,410	265,757	99,392	2,361,529

A proposal to approve the Company’s Third Amended and Restated Omnibus Equity Compensation Plan:

Shares For	Shares Against	Abstentions	Broker Non-Votes
4,161,576	205,203	91,780	2,361,529

A proposal to approve the Company’s Manager Incentive Plan:

Shares For	Shares Against	Abstentions	Broker Non-Votes
4,203,003	166,563	88,993	2,361,529

A proposal to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021:

Shares For	Shares Against	Abstentions
6,736,927	53,984	29,177

Item 8.01	Other Events.

In connection with the approval of the Company’s Manager Incentive Plan discussed in Item 5.07 above, attached as Exhibit 10.1 and incorporated by reference herein is the form of grant for the Manager Incentive Plan.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit No.	Description
10.1	Form of Stock Award Agreement under the Manager Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACRES COMMERCIAL REALTY CORP.

Date:	June 9, 2021
		By:	/s/ Jaclyn Jesberger
Jaclyn Jesberger
Senior Vice President, Chief Legal Officer and Secretary